Exh. 10-30


                           JOINT UNANIMOUS CONSENT OF
                           SHAREHOLDERS AND DIRECTORS
                                       OF
                  SUN VALLEY PHYSICIAN MANAGEMENT CORPORATION


        Pursuant to Article 9.10 of the Texas Business Corporation Act, the undersigned, being all of the Shareholders and Directors of Sun Valley Physician Management Corporation (hereinafter referred to as the Corporation), do hereby adopt the following resolutions by execution of this Consent, and such Consent shall have the same force and effect as a vote by the undersigned at a properly called meeting of the Shareholders and Directors of the Corporation:

                     AMENDMENT OF ARTICLES OF INCORPORATION

        WHEREAS, the Articles of Incorporation of the Corporation were duly filed with the Secretary of State of the State of Texas on March 26, 1996, and the Certificate of Incorporation issued on the same date; and

        WHEREAS, the Board of Directors has determined that it is in the best interests of the Corporation to amend and restate the Articles of Incorporation of the Corporation and does hereby recommend that such Restated Articles of Incorporation be adopted by the shareholders of the Corporation;

        NOW THEREFORE BE IT RESOLVED, that the Articles of Incorporation are hereby superseded and amended in their entirety to read as set forth on Restated Articles of Incorporation, which are attached hereto, marked as Exhibit A and incorporated herein for all purposes as though fully recited;

        RESOLVED FURTHER, that the President (or any Vice President) and the Secretary (or any Assistant Secretary) of the Corporation be, and they hereby are, authorized, empowered and directed to execute the Restated Articles of Incorporation and to file the same in the office of the Secretary of State of the State of Texas and to do any and all acts and things necessary or appropriate to effectuate such amendments and to carry out, perform and consummate such action.

        IN WITNESS WHEREOF, the undersigned have executed this Joint Unanimous Written Consent effective as of the 29th day of September, 1997.


                                                /s/ Michael R. Beck
                                                --------------------------------
                                                Michael R. Beck
                                                Director and Shareholder


                                                /s/ John R. Hedrick
                                                --------------------------------
                                                John R. Hedrick
                                                Director and Shareholder

                       JOINT UNANIMOUS WRITTEN CONSENT OF
                           SHAREHOLDERS AND DIRECTORS
                                       OF
                         APS PRACTICE MANAGEMENT, INC.



        The undersigned, being all of the shareholders and all of the directors of APS Practice Management, Inc., a Texas corporation (the Corporation) hereby adopt the following resolutions on behalf of the Corporation:
        RESOLVED, that pursuant to the Articles of Incorporation of the Corporation, all shares of the Corporations serial founders common stock, $0.001 par value per share, which the Corporation is hereby authorized to issue shall be designated as a single series to be designated the Series A Serial Founders Common Stock (hereinafter the Series A Stock), and that the rights and preferences of each shares of the Series A Stock shall be as set forth on the Certificate of Designation of Rights and Preferences, attached as ExhibitA hereto and incorporated by reference herein for all purposes, which is hereby adopted in all respects. Hereafter, there shall be no shares of the serial founders common stock of the Corporation that is not contained within the Series A Stock, or which does not have the rights and preferences described on ExhibitA hereto. The officers of the Corporation are authorized and directed to file the Certificate of Designation of Rights and Preferences, in the form attached hereto as ExhibitA, with the Secretary of State of the State of Texas and to take such other action as may be required by law, or which they may deem necessary, to fully establish such designation of rights and preferences, to be fully binding and enforceable on all holders of any shares of the Series A Stock.
        RESOLVED FURTHER, that each share of the Corporations common stock outstanding as of the date hereof held by Michael R. Beck (Beck) and John R. Hedrick (Hedrick), which is acknowledged as being 500 shares each, shall be, and is hereby, converted to Series A Stock at the rate of 222.224 shares of SeriesA Stock for each share of common stock held by Beck and Hedrick, such conversion to be deemed for all purposes to have occurred as of the effective date of this Joint Unanimous Written Consent reflected below. No other payment or consideration shall be paid or payable to Beck or Hedrick with respect to such conversion. The undersigned agree to such conversion and all other matters contained herein in their individual capacities, and acknowledge and agree that as a result of the conversion of the shares of Beck and Hedrick as provided herein, upon execution of this Joint Unanimous Written Consent, the holdings of all issued and outstanding shares of all classes of the Corporations capital stock are as follows:

                   Hedrick - 111,112 shares of Series A Stock
                    Beck - 111,112 shares of Series A Stock


        RESOLVED FURTHER, that for all purposes of the Corporations Articles of Incorporation, any requirements of law and any applicable contract or agreement, wherein the written approval, consent or authorization of Hedrick or Beck (in any capacity), or of all holders of the Series A Stock, are required to approve any of the matters contemplated herein, including without limitation the establishment of the rights and preferences of the SeriesA Stock as provided in ExhibitA hereto, the execution of Hedrick and Beck hereof in their capacities as directors and shareholders of the Corporation shall also be deemed sufficient for purposes of giving such written approval, consent or authorization.

     IN WITNESS WHEREOF, the undersigned have executed this Joint Unanimous Written Consent to be effective for all purposes on and after the 30th day of September, 1997.


                                                        /s/ Michael R. Beck
                                                        -----------------------
                                                        Michael R. Beck
                                                        Director and Shareholder


                                                        /s/ John R. Hedrick
                                                        -----------------------
                                                        John R. Hedrick
                                                        Director and Shareholder

                       JOINT UNANIMOUS WRITTEN CONSENT OF
                           SHAREHOLDERS AND DIRECTORS
                                       OF
                         APS PRACTICE MANAGEMENT, INC.



        The undersigned, being all of the shareholders and all of the directors of APS Practice Management, Inc., a Texas corporation (the Corporation) hereby adopt the following resolutions on behalf of the Corporation:
        RESOLVED, that the Corporation is authorized to enter into and perform that certain Stock Purchase Agreement (the Stock Purchase Agreement) dated effective October 1, 1997 between the Corporation, American Physicians Service Group, Inc., a Texas corporation (APSG), MichaelR. Beck (Beck) and John R. Hedrick (Hedrick), the form of which has been reviewed and approved by the directors and shareholders, pursuant to which APSG will purchase from the Corporation two million (2,000,000) shares of the Corporations common stock, $0.001 par value per share, for an aggregate purchase price of $5,000,000. The officers of the Corporation are authorized and directed to execute and deliver the Stock Purchase Agreement, as a valid and binding obligation of the Corporation, enforceable in accordance with its terms, and to take such further action and to execute and deliver such further documents and instruments as may be necessary to consummate the transactions contemplated by the Stock Purchase Agreement.
        RESOLVED FURTHER, that the undersigned acknowledge and agree that immediately upon consummation of the transactions contemplated by the Stock Purchase Agreement, the holdings of all issued and outstanding shares of all classes of the Corporations capital stock will be as follows:

Hedrick - 111,112 shares of Series A Serial Founders Common Stock

Beck - 111,112 shares of Series A Serial  Founders  Common Stock

The following holders of the following shares of $0.001 par value common stock:


American Physicians Service Group, Inc.
1,874,600

Kenneth S. Shifrin
30,000

Duane K. Boyd, Jr. Trust
12,000

Robert L. Myer
40,000

J. A. Murphy Descendants Trust
20,000

Samuel R. Granett
4,000

William H. Hayes
2,400


Maury Magids
4,000

Paul Schilder
10,000

Thomas R. Solimine
3,000

        IN WITNESS WHEREOF, the undersigned have executed this Joint Unanimous Written Consent to be effective for all purposes on and after the 1st day of October, 1997.

                                                        /s/ Michael R. Beck
                                                        -----------------------
                                                        Michael R. Beck
                                                        Director and Shareholder


                                                        /s/ John R. Hedrick
                                                        -----------------------
                                                        John R. Hedrick
                                                        Director and Shareholder

                       JOINT UNANIMOUS WRITTEN CONSENT OF
                           SHAREHOLDERS AND DIRECTORS
                                       OF
                         APS PRACTICE MANAGEMENT, INC.



The undersigned, being all of the shareholders and all of the directors of APS Practice Management, Inc., a Texas corporation (the Corporation) hereby adopt the following resolutions on behalf of the Corporation:

RESOLVED, that Kenneth S. Shifrin is hereby elected as a member of the Corporations board of directors, such election to be effective immediately upon execution of this Joint Unanimous Written Consent by all signatories hereto.

RESOLVED FURTHER, that effective for all purposes immediately upon the execution of this Joint Unanimous Written Consent by all signatories hereto, John R. Hedrick and Michael R. Beck resign as directors of the Corporation with the affect that, hereafter, Kenneth S. Shifrin shall be the only director of the Corporation until such time as additional directors may be elected by the shareholders pursuant to the Articles of Incorporation and Bylaws of the Corporation.

RESOLVED FURTHER, that effective for all purposes immediately upon the execution of this Joint Unanimous Written Consent by all signatories hereto, all officers of the Corporation are hereby removed from office and the following persons are elected as the officers of the Corporation, with their titles shown opposite their names, to serve until their successors have been duly elected and qualified or their earlier resignation, removal or death:

        Name                             Title
Kenneth S. Shifrin                     President
William H. Hayes                       Secretary and Treasurer
John R. Hedrick                        Senior Vice President and General Counsel
Michael R. Beck                        Senior Vice President
Paul Schilder                          Senior Vice President of Operations

RESOLVED FURTHER, that all acts of the Corporation and its representatives in opening that certain account in the name of the Corporation with NationsBank, and a brokerage account through APS Financial Corporation, and establishing signature withdrawal and other authority in connection therewith are hereby ratified in all respects.

        IN WITNESS WHEREOF, the undersigned have executed this Joint Unanimous Written Consent to be effective for all purposes on and after the 3rd day of October, 1997.

                        SIGNATURE PAGE TO JOINT UNANIMOUS
                  WRITTEN CONSENT OF SHAREHOLDERS AND DIRECTORS


/s/ Michael R. Beck
-----------------------
Michael R. Beck
Shareholder and Director


/s/ John R. Hedrick
-----------------------
John R. Hedrick
Shareholder and Director


     AMERICAN PHYSICIANS SERVICE
      GROUP, INC., Shareholder


By
Name_______________________________
Title________________________________

J. A. MURPHY DESCENDANTS TRUST,
Shareholder


By  /s/ Jack Murphy, Grantor
    -------------------------------
     Jack Murphy, Grantor

DUANE K. BOYD, JR. TRUST,
Shareholder


By  /s/ Duane K. Boyd, Jr., Trustee
    --------------------------------
     Duane K. Boyd, Jr., Trustee


/s/ Robert L. Myer
------------------------------------
Robert L. Myer, Shareholder


/s/ Kenneth S. Shifrin
------------------------------------
Kenneth S. Shifrin, Shareholder

                       SIGNATURE PAGE TO JOINT UNANIMOUS
                 WRITTEN CONSENT OF SHAREHOLDERS AND DIRECTORS



/s/ William H. Hayes
------------------------------------
William H. Hayes, Shareholder


/s/ Maury Magids
------------------------------------
Maury Magids, Shareholder


/s/ Thomas R. Solimine
------------------------------------
Thomas R. Solimine, Shareholder


/s/ Samuel R. Granett
------------------------------------
Samuel R. Granett, Shareholder